UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 27, 2017

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 27, 2017, First Potomac Realty Trust, a Maryland real estate investment trust (the “Company”), First Potomac Realty Investment Limited Partnership, a Delaware limited partnership (the “Company LP” and, together with the Company, the “First Potomac Parties”) and Government Properties Income Trust, a Maryland real estate investment trust (“GOV”), GOV NEW OPPTY REIT, a Maryland real estate investment trust and wholly-owned subsidiary of GOV (“REIT Merger Sub”) and GOV NEW OPPTY LP, a Delaware limited partnership, majority-owned subsidiary of REIT Merger Sub and wholly-owned subsidiary of GOV (“Partnership Merger Sub” and, together with GOV and REIT Merger Sub, the “GOV Parties”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, subject to the satisfaction or waiver of certain customary conditions, Partnership Merger Sub will merge with and into the Company LP (the “Partnership Merger”), and immediately following the Partnership Merger, the Company will merge with and into REIT Merger Sub (the “REIT Merger” and, together with the Partnership Merger, the “Mergers”). Upon completion of the REIT Merger, REIT Merger Sub will survive and the separate corporate existence of the Company will cease. Upon completion of the Partnership Merger, the Company LP will survive as an indirect, majority-owned subsidiary of GOV and the separate existence of Partnership Merger Sub will cease. The Mergers and the other transactions contemplated by the Merger Agreement are collectively referred to herein as the “Transaction.”

Pursuant to the terms and subject to the conditions and limitations set forth in the Merger Agreement: (i) at the effective time of the REIT Merger (the “REIT Merger Effective Time”), each of the common shares of beneficial interest of the Company, par value $0.001 per share (the “Company Common Shares”), issued and outstanding immediately prior to the REIT Merger Effective Time (other than any Company Common Shares held by a Company subsidiary) will be converted into the right to receive an amount in cash equal to $11.15, without interest (the “REIT Per Share Merger Consideration”); and (ii) at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each unit of limited partnership interests in the Company LP issued and outstanding immediately prior to the Partnership Merger Effective Time (other than any Company LP limited partnership units held by the Company) will be converted into the right to receive an amount in cash equal to the REIT Per Share Merger Consideration, without interest (the “Partnership Per Unit Merger Consideration”), except that each holder of Company LP limited partnership interests may elect, in lieu of the Partnership Per Unit Merger Consideration, to have such holder’s units of limited partnership interests in the Company LP converted into an equal number of preferred limited partnership interests in the Company LP. In addition, at the REIT Merger Effective Time, each outstanding option to purchase Company Common Shares, each outstanding restricted Company Common Share granted under the Company’s equity compensation plans and each award outstanding under the Company’s legacy historical, long-term incentive program shall become fully vested and exercisable, and shall be cancelled in exchange for the right to receive a single, lump sum cash payment in accordance with the Merger Agreement.

The Transaction is subject to approval by the holders of at least a majority of the outstanding Company Common Shares, and each party’s obligation to consummate the Transaction is subject to certain other customary conditions provided for in the Merger Agreement, including the accuracy of the other party’s representations and warranties, subject to customary qualifications, the other party’s material compliance with its covenants and agreements, and, with respect to GOV’s obligations, the absence of a Company material adverse effect and the receipt by GOV of a tax opinion relating to the REIT status of the Company. The Transaction is expected to close prior to December 31, 2017.

Pursuant to the Merger Agreement, the Company has agreed that it will not pay regular, quarterly distributions to the holders of Company Common Shares prior to the closing of the Transaction, except to the extent that dividends and other distributions are necessary for each of the Company and its REIT subsidiary to maintain its status as a REIT. Pursuant to the Merger Agreement, upon request by GOV, the parties will work in good faith (i) to effect the Transaction by means of a tender offer for all of the outstanding Company Common Shares for the REIT Per Share Merger Consideration, and/or (ii) in certain circumstances, to restructure the REIT Merger as a reverse merger, subject to certain requirements including reasonable and customary amendments to the Merger Agreement.

The closing of the Transaction is not subject to a financing condition, and the parties to the Merger Agreement have the right to specific performance to enforce the terms thereof, including the obligation of GOV to consummate the Transaction in accordance with the terms and conditions of the Merger Agreement.

The Merger Agreement contains certain customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of the Company’s business prior to closing, subject to certain consent rights by GOV, covenants prohibiting the Company from soliciting, providing information or entering into discussions concerning proposals relating to an alternative acquisition transaction (for 20% or more of the equity or assets of the Company), subject to certain limited exceptions.

The Merger Agreement contains certain termination rights for the Company and GOV. Under specified circumstances, the Company is entitled to terminate the Merger Agreement to accept a superior proposal (for 67% or more of the equity or assets of the Company), which proposal the Company’s Board of Trustees (the “Board”) determines in its good faith judgment, if consummated, would be more favorable to the shareholders of the Company from a financial point of view, and if accepted, is reasonably likely to be completed on the terms proposed on a timely basis. Upon such a termination by the Company, or under certain other specified circumstances, the Company will be required to pay GOV a termination fee of $25 million. If the Merger Agreement is terminated by GOV for a material breach of the Merger Agreement by the Company or terminated by either party as a result of the failure to obtain the approval of the Transaction by at least a majority of the holders of the Company Common Shares, the Company will be required to reimburse GOV up to $5 million for expenses incurred by GOV in connection with the Merger Agreement (although if the termination fee later becomes payable, amounts reimbursed to GOV by the Company will be credited against the termination fee payable).

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide shareholders with information regarding its terms and is not intended to provide any factual information about the First Potomac Parties or the GOV Parties. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of parties to the Merger Agreement; and are not intended as statements of fact to be relied upon by the Company’s shareholders or GOV’s shareholders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. Accordingly, shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the First Potomac Parties or the GOV Parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement, which proxy statement will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company also plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company will be available free of charge on its website at www.first-potomac.com, or by directing a written request to First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, MD 20814, Attention: Investor Relations.

The Company and its trustees and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about the Company’s trustees and executive officers in the Company’s definitive proxy statement filed with the SEC on April 6, 2017 in connection with its 2017 annual meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

The forward-looking statements contained in this Current Report on Form 8-K, including statements regarding the proposed Transaction and the timing of such transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Certain factors include, among others, the ability of the Company to obtain the required shareholder approval to consummate the proposed merger transaction; the satisfaction or waiver of other conditions in the Merger Agreement; the Company’s or GOV’s ability to consummate the proposed merger transaction; the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s and GOV’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the Company, GOV, or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; changes in general or regional economic conditions; and the impact of legislative, regulatory and competitive changes and other risk factors detailed in each of the Company’s Annual Report on Form 10-K and GOV’s Annual Report on Form 10-K and described from time to time in each of the Company’s filings and GOV’s filings with the SEC.

The risks set forth above are not exhaustive. Many of these factors are beyond our ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. The Company does not intend to, and expressly disclaims any duty to, update or revise the forward-looking statements in this discussion to reflect changes in underlying assumptions or factors, new information, future events, or otherwise, after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should not rely upon these forward-looking statements after the date of this communication and should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2017, the Company’s Board approved an amendment to the Company’s Third Amended and Restated Bylaws (the “Bylaws”), effective as of such date (the “Bylaws

Amendment”), to add a new Article XVI after existing Article XV, which provides that, unless the Company consents in writing to the selection of an alternative forum, either the Circuit Court for Baltimore City, Maryland or the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought in the right or on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any trustee, officer, other employee or agent of the Company to the Company or to the shareholders of the Company, (c) any action asserting a claim against the Company or any trustee, officer, other employee or agent of the Company arising pursuant to any provision of Maryland General Corporation Law (including, without limitation, Section 2-401 thereof) or the Company’s Declaration of Trust or Bylaws, or (d) any action asserting a claim against the Company or any trustee, officer, other employee or agent of the Company that is governed by the internal affairs doctrine.

The foregoing summary of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, a copy of which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 28, 2017, the Company issued a press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on June 28, 2017, the Company sent a letter to its employees announcing the execution of the Merger Agreement. The full text of the letter and the accompanying FAQ memorandum is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2017, among Government Properties Income Trust, GOV NEW OPPTY REIT, GOV NEW OPPTY LP, First Potomac Realty Trust and First Potomac Realty Investment Limited Partnership.*

3.1	First Amendment to Third Amended and Restated Bylaws of First Potomac Realty Trust.

99.1	Press Release of First Potomac Realty Trust, dated June 28, 2017.

99.2	Letter to First Potomac Realty Trust Employees and FAQ Memorandum, dated June 28, 2017.

*	First Potomac Realty Trust has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

June 28, 2017	/s/ Samantha Sacks Gallagher
Samantha Sacks Gallagher
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2017, among Government Properties Income Trust, GOV NEW OPPTY REIT, GOV NEW OPPTY LP, First Potomac Realty Trust and First Potomac Realty Investment Limited Partnership.*

3.1	First Amendment to Third Amended and Restated Bylaws of First Potomac Realty Trust.

99.1	Press Release of First Potomac Realty Trust, dated June 28, 2017.

99.2	Letter to First Potomac Realty Trust Employees and FAQ Memorandum, dated June 28, 2017.

*	First Potomac Realty Trust has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.